Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MONTHLY OPERATING REPORT *

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit or Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	✓		✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements				✓
Cash disbursements journals				✓
Statement of Operations	MOR-2	✓		✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓		✓
Copies of IRS Form 6123 or payment receipt				✓
Copies of tax returns filed during reporting period				✓
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4		✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ David E. Jorden	April 20, 2016
Signature of authorized individual	Date

David E. Jorden	Acting CEO and Acting CFO
Printed name of authorized individual	Title of authorized individual

* The information contained herein is provided as required by the Office of the United States Trustee. This Monthly Operating Report has been prepared based on information available to the Debtor as of the ending date in the reporting period shown above, and such information may be incomplete in certain respects. All information contained herein is unaudited and subject to future adjustments, which could be material. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtor's rights or an admission with respect to its Chapter 11 proceedings. The Debtor reserves all rights to amend, modify or supplement this Monthly Operating Report.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

	BANK ACCOUNTS					CURRENT PERIOD		FILING TO DATE
	Business checking (Capital One)	Business money market (Capital One)	Certificate of deposit (Capital One)	Investment (Wilmington Trust)	Cash reserves (Fidelity)	ACTUAL	PROJECTED [2]	ACTUAL	PROJECTED [3]
Account number ending in	0542	9462	4101	6389	2370
Beginning cash balance	656,266	361	53,427	-	0	710,054	655,097	91,158	91,158

RECEIPTS
Revenue collections	126,737	-	-	-	-	126,737	314,489	262,720	450,472
Loans and advances	1,000,000	-	-	-	-	1,000,000	1,500,000	2,500,000	3,000,000
Sweeps from / (to) other accounts	-	-	-	-	-	-	-	-	-
Transfers from other accounts	-	-	-	-	-	-	-	-	-
Proceeds from sale of assets	-	-	-	-	-	-	-	-	-
Other collections	6,120	0	-	-	-	6,120	-	6,199	79

TOTAL RECEIPTS	1,132,857	0	-	-	-	1,132,857	1,814,489	2,768,918	3,450,551

DISBURSEMENTS
Payroll and payroll taxes	234,106	-	-	-	-	234,106	261,628	575,793	603,315
Sales commissions	20,680	-	-	-	-	20,680	20,000	34,410	33,730
Employee benefits	28,898	-	-	-	-	28,898	54,642	61,351	87,095
Employee travel and entertainment	19,572	-	-	-	-	19,572	50,151	45,922	76,501
Research and development services	-	-	-	-	-	-	42,437	-	42,437
Inventory purchases	77,305	-	-	-	-	77,305	117,342	85,889	125,927
Outside services	15,636	-	-	-	-	15,636	14,919	26,166	25,449
Marketing expense	-	-	-	-	-	-	37,971	-	37,971
Reimbursement expense	2,861	-	-	-	-	2,861	55,780	2,861	55,780
Investor relations	1,282	-	-	-	-	1,282	3,323	1,282	3,323
Insurances	15,488	-	-	-	-	15,488	-	62,675	47,187
Information technology	56,298	-	-	-	-	56,298	21,087	56,298	21,087
Supplies	-	-	-	-	-	-	21,941	-	21,941
Utilities	8,292	-	-	-	-	8,292	2,850	8,452	3,010
Licensing fees	871	-	-	-	-	871	2,526	871	2,526
Professional fees, ordinary course	22,449	-	-	-	-	22,449	54,993	22,449	54,993
Board of Directors fees	-	-	-	-	-	-	14,919	-	14,919
Excise taxes	-	-	-	-	-	-	20,823	5,692	26,515
All other operating disbursements	49,799	-	-	-	-	49,799	62,701	77,120	144,979
Bank fees	631	-	-	-	-	631	10,000	1,216	10,585
Income and business taxes	3,267	-	-	-	-	3,267	31,200	12,159	40,092
Interest, DIP loan new money	-	-	-	-	-	-	32,143	-	32,143
Interest, DIP loan pre-petition roll-up	-	-	-	-	-	-	-	-	-
Fees, DIP loan	-	-	-	-	-	-	22,500	67,500	90,000
Professional fees, restructuring	392,989	-	-	-	-	392,989	805,817	562,990	975,818
U.S. Trustee fees	-	-	-	-	-	-	-	-	-
Transaction fees	-	-	-	-	-	-	-	-	-
Vendor deposits	25,000	-	-	-	-	25,000	120,000	55,000	150,000
Critical-vendor payments	133,706	-	-	-	-	133,706	200,000	360,197	426,491
Priority claims	-	-	-	-	-	-	-	-	-
KEIP/KERP	-	-	-	-	-	-	-	-	-
All other (sources) / uses	-	-	-	-	-	-	-	-	-
Transfers to other accounts	-	-	-	-	-	-	-	-	-

TOTAL DISBURSEMENTS	1,109,132	-	-	-	-	1,109,132	2,081,694	2,126,297	3,153,816

NET CASH FLOW	23,725	0	-	-	-	23,725	(267,205)	642,622	296,735

Ending cash balance	$679,991	$361	$53,427	$-	$0	$733,779	$387,892	$733,779	$387,892

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS (January 27, 2016 through March 31, 2016)	2,126,297
SUBTRACT: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
ADD: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	2,126,297

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. The figures in the Projected column reflect the DIP Budget exhibited in the Final Order Under Sections 105, 361, 362, 363(c), 363(e), 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1), 364(e), and 507 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001 and 9014 (I) Authorizing Debtor to Obtain Postpetition Financing; (II) Authorizing Debtor to Use Cash Collateral; (III) Granting Adequate Protection to Prepetition Secured Parties; and (IV) Granting Related Relief, entered on March 9, 2016.

3. The figures in the Projected column reflect the sum of actual results from the filing to date through February 29, 2016, and the DIP Budget exhibited in the Final Order as mentioned above from March 1 through March 31, 2016.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-1a

BANK ACCOUNTS 1

Bank name	Account type	Account number	Period-end bank balance
Capital One Bank (USA) N.A.	Business checking	ending in 0542	758,378.57
Capital One Bank (USA) N.A.	Business money market	ending in 9462	361.42
Capital One Bank (USA) N.A.	Certificate of deposit for Maryland Board of Pharmacy	ending in 4101	53,427.00
Wilmington Trust Corporation [2]	Investment	ending in 6389	0.00
FMR LLC (Fidelity) [3]	Cash reserves	ending in 2370	0.15

TOTAL BANK BALANCE			812,167.14

1. An attestation regarding the Debtor's bank statements and bank-account reconciliations follows this schedule.

2. Due to this account's balance being zero as of the petition date and as of the end of the Reporting Period, no reconciliation is provided for this account. This account was closed on Tuesday, March 9, 2016.

3. In accordance with the request of the Office of the United States Trustee, the Debtor requested this account to be closed on Tuesday, March 8, 2016.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-1a

ATTESTATION REGARDING BANK ACCOUNTS

The above-captioned Debtor hereby submits this attestation regarding disbursement journals and bank-account reconciliations in lieu of providing copies of bank statements and account reconciliations.

I attest that each of the bank accounts listed in the preceding schedule is reconciled to monthly bank statements. The Debtor's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end.

/s/ David E. Jorden	April 20, 2016
Signature of authorized individual	Date

David E. Jorden	Acting CEO and Acting CFO
Printed name of authorized individual	Title of authorized individual

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-1b

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Period amount paid		Case-to-date amount paid
Payee	Period covered	approved	Payor	#/EFT	Date paid	Fees	Expenses	Fees	Expenses
Winter Harbor LLC	2/22/16 - 2/28/16	49,476.48	Nuo Therapeutics, Inc.	EFT	3/7/2016	46,435.50	3,040.98
Winter Harbor LLC	2/29/16 - 3/6/16	37,199.53	Nuo Therapeutics, Inc.	EFT	3/11/2016	34,790.50	2,409.03
Winter Harbor LLC	3/7/16 - 3/13/16	42,735.59	Nuo Therapeutics, Inc.	EFT	3/18/2016	38,920.00	3,815.59
Winter Harbor LLC	3/14/16 - 3/20/16	38,009.71	Nuo Therapeutics, Inc.	EFT	3/29/2016	35,603.00	2,406.71
Winter Harbor LLC	3/21/16 - 3/27/16	33,069.34	Nuo Therapeutics, Inc.	EFT	3/31/2016	31,079.50	1,989.84
		200,490.65				186,828.50	13,662.15	348,647.00	21,844.44

Dentons US LLP	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

Ashby & Geddes, P.A.	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

Gordian Group, LLC	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

Epiq Bankruptcy Solutions, LLC	1/27/16 - 2/29/16	70,771.41	Nuo Therapeutics, Inc.	EFT	3/11/2016	26,971.41	43,800.00	26,971.41	43,800.00

Pepper Hamilton LLP	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

Robbins, Salomon & Patt, Ltd.	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

		271,262.06				213,799.91	57,462.15	375,618.41	65,644.44

Professional	Role	Notes

Winter Harbor LLC	Debtor's Chief Restructuring Officer and additional personnel
Dentons US LLP	Debtor's counsel, lead
Ashby & Geddes, P.A.	Debtor's counsel, local
Gordian Group, LLC	Debtor's investment banker and related services
Epiq Bankruptcy Solutions, LLC	Debtor's noticing, claims and balloting agent
Pepper Hamilton LLP	Counsel to the Official Committee of Unsecured Creditors
Robbins, Salomon & Patt, Ltd.	Counsel to the Ad Hoc Equity Committee

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-2

STATEMENT OF OPERATIONS (UNAUDITED) 1

Line item	Current period	Filing to date

Revenue
Sales, Aurix	40,430	163,670
Sales, Angel	(13,328)	54,463
Royalties	101,200	297,364
License fees	33,531	72,471
Other sales	-	-

Total revenue	161,833	587,968

Cost of sales
Cost of goods sold, Aurix	59,921	118,793
Cost of goods sold, Angel	47,150	97,038
Cost of royalties	13,083	28,277
Cost of license fees	(313)	(313)
Other cost of sales	893	8,489

Total cost of sales	120,734	252,284

Gross profit	41,100	335,684

Operating expenses
Employee compensation and benefits	281,682	629,989
Insurance	25,983	55,492
Rent	16,299	40,470
Travel and entertainment	15,886	36,403
Depreciation and amortization	38,829	83,939
Selling and marketing expense	10,568	67,360
Research and development expense	90,503	135,807
Professional fees	53,558	99,882
Board of Directors fees	15,417	33,320
Other operating expenses [2]	62,106	130,759

Total operating expenses	610,831	1,313,421

Operating profit	(569,731)	(977,737)

Non-operating expenses
Interest expense / (income)	264,030	507,792
Reorganization expense / (income) [2]	1,100,678	2,083,936
Loss / (gain) on asset disposal	(2,040)	-
Other non-operating expense / (income)	-	-
Income-tax expense	4,896	4,896

Total non-operating expenses	1,367,563	2,596,623

NET INCOME	(1,937,295)	(3,574,360)

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. See the continuation sheet following Schedule MOR-2 for additional detail regarding these line items.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-2 CONTINUATION SHEET

STATEMENT OF OPERATIONS (UNAUDITED) 1

Line item	Current period	Filing to date

Other operating expenses
Other services	-	426
Investor services	1,356	5,141
Information technology	12,989	28,120
Temporary labor	-	-
Repairs and maintenance	-	-
Supplies	417	538
Office expense [2]	(40,070)	(14,734)
State and local taxes	8,524	15,674
Business-development expense	-	-
Bad-debt expense	(5,535)	(5,535)
Dues, subscriptions and fees	84,035	100,637
Miscellaneous expense	390	492

Total other operating expenses	62,106	130,759

Reorganization expense / (income) [3]
Professional fees, Debtor's Chief Restructuring Officer	172,758	397,549
Professional fees, Debtor's counsel, lead	448,968	776,744
Professional fees, Debtor's counsel, local	78,277	172,277
Professional fees, Debtor's investment banker and related services	50,117	111,826
Professional fees, Debtor's claims and noticing agent	113,032	132,431
Professional fees, DIP lender's counsel, lead and local	20,027	140,109
Professional fees, Unsecured Creditors' Committee counsel	129,000	258,000
Professional fees, Ad Hoc Equity Committee counsel	85,000	85,000
U.S. Trustee fees	3,500	10,000

Total reorganization expense	1,100,678	2,083,936

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in this schedule are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. The credit amount in this line item reflects a reclassification of freight costs to cost of goods sold.

3. Several of these expenses are estimated in the case where invoices have not been received.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-3

BALANCE SHEET (UNAUDITED) 1

Line item	Current period	As of petition date

ASSETS
Current assets
Cash and cash equivalents	733,779	94,558
Accounts receivable	836,717	1,237,057
Intercompany receivable	14,838,499	14,593,348
Other receivables	814,267	474,489
Inventory	196,882	254,764
Deposits	399,496	478,564
Prepaid expenses	635,425	727,665
Deferred costs, current portion	1,113,887	1,091,387

Total current assets	19,568,952	18,951,831

Property, plant and equipment [2]
Angel machines	225,493	225,493
Aurix centrifuges	924,970	924,970
Computer and office equipment	113,842	113,842
Furniture and fixtures	40,849	40,849
Production equipment	307,851	307,851
Leasehold improvements	32,131	32,131
Software	523,571	523,571
Less: Accumulated depreciation	(1,213,171)	(1,119,749)

Net property, plant and equipment	955,537	1,048,959

Other assets
Deferred costs, long-term portion	2,182,772	2,379,339
Investment, Aldagen [2]	31,753,381	31,753,381
Intangible assets, net of accumulated amortization [2]	1,782,000	1,830,059
Other long-term assets	50,178	11,986

Total other assets	35,768,331	35,974,765

TOTAL ASSETS	56,292,820	55,975,555

LIABILITIES AND OWNERS' EQUITY
Liabilities not subject to compromise
Accounts payable	647,442	-
Accrued compensation and benefits	32,492	-
Accrued expenses	1,127,820	-
Accrued taxes	33,495	-
Accrued interest	33,147	-
Customer deposits	371,333	-
Debtor-in-possession financing	2,500,000	-
Convertible debt, net of original issue discount	-	-
Deferred revenue	938,860	-
Derivative liabilities	-	-
Other long-term liabilities	389,314	-

Total liabilities not subject to compromise	6,073,903	-

Liabilities subject to compromise [3]
Accounts payable	1,455,903	2,293,463
Accrued compensation and benefits	889,158	950,283
Accrued expenses	874,418	735,733
Accrued taxes	20,120	50,352
Accrued interest	4,529,645	4,529,645
Customer deposits	-	329,145
Debtor-in-possession financing	-	-
Convertible debt, net of original issue discount	1,181,446	981,554
Deferred revenue	-	1,072,103
Derivative liabilities	2,597,930	2,597,930
Other long-term liabilities	-	207,892

Total liabilities subject to compromise	11,548,621	13,748,099

Shareholders' equity
Mezzanine equity	500,000	500,000
Common stock	405,427	405,427
Additional paid-in capital	125,996,258	125,979,057
Retained earnings / (losses), pre-petition [3]	(84,657,028)	(84,657,028)
Retained earnings / (losses), post-petition	(3,574,360)	-

Total shareholders' equity	38,670,297	42,227,456

TOTAL LIABILITIES AND OWNERS' EQUITY	56,292,820	55,975,555

1. The accounting systems are not principally designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in this schedule are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. With respect to the book value of property, plant and equipment, the subsections of Accounting Standards Codification 360-10 “Property, Plant, and Equipment—Overall” published by the Financial Accounting Standards Board related to impairment or disposal of long-lived assets mandate that long-lived assets, such as property, plant and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Although an impairment test has not yet been performed for the fiscal year ended December 31, 2015, the Debtor expects an asset impairment could be required in one or more asset categories.

3. Pre-petition liabilities and retained earnings continue to be adjusted monthly based on actual pre-petition invoices received and reconciled post-petition.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-4

STATUS OF POST-PETITION TAXES

Line item	Beginning liability	Amount withheld, accrued, and expensed	Amount paid	Date paid	Check #, EFT, or Other	Ending liability

Employee-related taxes
Federal tax	71	75,534	(75,534)	Various	ACH	71
State tax	14	8,067	(8,064)	Various	ACH	17
City tax	0	107	(107)	Various	ACH	0
School-district tax	0	101	(101)	Various	ACH	0

Subtotal, employee-related taxes	86	83,809	(83,806)			88

Income and business taxes
Sales tax	24,794	1,796	(5,792)	Various	Transferred to A/P	20,798
Franchise tax	6,774	5,833	-	None	None	12,608
Income tax	-	4,896	-	None	None	4,896
All other taxes	-	-	-	None	None	-

Subtotal, income and business taxes	31,568	12,525	(5,792)			38,302

Taxes included in accounts payable	2,101	6,106	(2,018)	Various	ACH	6,189

TOTAL TAXES	33,755	102,440	(91,616)			44,579

Less: Taxes included in accounts payable	(2,101)	(6,106)	2,018	None	None	(6,189)
Less: Taxes included in other long-term liabilities	-	(4,896)	-	None	None	(4,896)

TOTAL ACCRUED TAXES	31,654	91,438	(89,598)			33,494

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-4

ATTESTATION REGARDING STATUS OF POST-PETITION TAXES

The above-captioned Debtor hereby submits this attestation regarding the status of post-petition taxes in lieu of providing tax returns and detailed records of paid or unpaid taxes by type and entity.

I hereby certify, to the best of my knowledge, that: (1) all federal, state and local post-petition taxes and estimates due and owing for the period indicated above for the Debtor have been paid or that any remaining balance dues are de minimis; and (2) to the extent that tax returns have not been submitted, an extension has been either obtained or requested from the appropriate state or federal agency, or the Debtor is in the process of obtaining or requesting such extension from the appropriate state or federal agency.

/s/ David E. Jorden	April 20, 2016
Signature of authorized individual	Date

David E. Jorden	Acting CEO and Acting CFO
Printed name of authorized individual	Title of authorized individual

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-4

STATUS OF UNPAID POST-PETITION DEBTS 1

	Days Outstanding
Line item	Current	1-30 [3]	31-60	61-90	91-120	Over 120	Totals
Accounts payable [2]	81,895	515,052	52,180	(1,685)	-	-	647,442
Accrued compensation and benefits	32,492	-	-	-	-	-	32,492
Accrued expenses	1,127,820	-	-	-	-	-	1,127,820
Accrued taxes	33,495	-	-	-	-	-	33,495
Accrued interest	33,147	-	-	-	-	-	33,147
Customer deposits	371,333	-	-	-	-	-	371,333
Debtor-in-possession financing	2,500,000	-	-	-	-	-	2,500,000
Convertible debt, net of original issue discount	-	-	-	-	-	-	-
Deferred revenue	938,860	-	-	-	-	-	938,860
Derivative liabilities	-	-	-	-	-	-	-
Other long-term liabilities	389,314	-	-	-	-	-	389,314

Totals	5,508,356	515,052	52,180	(1,685)	-	-	6,073,903

1. All information contained herein is unaudited and subject to future adjustments. Certain debts payable pursuant to orders of the Bankruptcy Court are reflected as current for the purposes of this schedule. All post-petition debts other than aged accounts payable are assumed to be current.

2. Amounts in this line item represent open and outstanding trade vendor invoices, aged based on invoice due date, that have been entered into the Debtor's accounts payable system. These amounts do not include any payables based on accruals for goods provided and/or services performed but for which invoices have not been received. The Debtor expects to pay all amounts not listed as "Current" as soon as practicable. This note is provided in place of a list of aged accounts payable.

3. This balance includes $478,771 of Debtor's professional fees, which will be paid once a Certificate of No Objection is filed with the Bankruptcy Court for each professional's fee application.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-5

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING *

	Days Outstanding
Line item	Current	1-30	31-60	61-90	Over 90	Totals
Accounts receivable	(60,771)	104,428	139,371	330,124	403,751	916,903
Less: Allowance for doubtful accounts	-	-	-	-	(80,186)	(80,186)
Totals	(60,771)	104,428	139,371	330,124	323,565	836,717
	-7.3%	12.5%	16.7%	39.5%	38.7%	100.0%

Reconciliation of accounts receivable, trade
Accounts receivable, net at the beginning of the reporting period						1,427,261
Add: Amounts billed during the period						89,274
Subtract: Amounts collected during the period						(107,114)
Subtract: Change in allowance for doubtful accounts						5,535
Adjustment: Reconciliation of net receivable due from Bioprod Biomedicinski Produkti d.o.o.						(519,507)
Adjustment: Deferred revenue applied to accounts receivable						(60,771)
Other adjustments						2,040
Accounts receivable at the end of the reporting period						836,717

* All information contained herein is unaudited and subject to future adjustments.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: March 1 - March 31, 2016

MOR-5a

DEBTOR QUESTIONNAIRE

#	Line item	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		✓

3	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	✓

4	Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	✓

5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).		✓

Explanations

1	None required

2	None required

3	None required

4	None required

5	None required